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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (date of earliest event reported)          August 27 , 1998
                                                 -------------------------------



                       TSI INTERNATIONAL SOFTWARE LTD.
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           (Exact name of registrant as specified in its charter)


         Delaware                       0-22667                   06-1132156
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


             45 Danbury Road
           Wilton, Connecticut                                      06897
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (203) 761-8600
                                                        --------------------
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Item 5:   Other Events
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          Adoption of Stockholder Rights Plan.
          -----------------------------------

         On August 27, 1998, the Board of Directors of TSI International Software Ltd. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on September 7, 1998 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) or (ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share
(the "Preferred Shares"), of the Company, at a price of $140.00, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and The Bank of New York, as Rights Agent. A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as Exhibit 4.1 hereto.

          Amendment of Bylaws
          -------------------

          On August 27, 1998, the Board of Directors of the Company amended the Company's Bylaws to: (i) require that the Board be given prior notice of a stockholder proposal to take action by written consent so that a record date for such action can be established, (ii) require advance notice to the Board of stockholder-sponsored proposals for consideration at annual meetings and for stockholder nominations for the election of directors and (iii) establish that vacancies on the Board of Directors may now be filled until the next annual meeting of stockholders only by majority vote of the directors then in office.
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Item 7:   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits
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               3.1    Bylaws of the Company, as amended and restated effective
                      August 27, 1998.

               4.1 Rights Agreement dated September 2, 1998, between the Company and The Bank of New York, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 4, 1998.)

               99.1   Press release of the Company dated September 2, 1998.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 4, 1998

                                   TSI INTERNATIONAL SOFTWARE LTD.

                                   By:   /s/ Ira A. Gerard
                                       ----------------------------------
                                       Ira A. Gerard
                                       Vice President, Finance and
                                       Administration, Chief Financial Officer
                                       and Secretary
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                                EXHIBIT INDEX


Exhibit
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3.1     Bylaws of the Company, as amended and restated effective August 27,
        1998.

4.1 Rights Agreement dated September 2, 1998, between the Company and The Bank of New York, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 4, 1998.)

99.1    Press release of the Company dated September 2, 1998.